                                                  (RIVERSOURCE INVESTMENTS LOGO)

                 PROSPECTUS SUPPLEMENT -- DATED APRIL 30, 2009*

RIVERSOURCE SMALL COMPANY INDEX FUND (APRIL 1, 2009)                 S-6357-99 V

The Fees and Expenses section has been revised as follows:

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual fund operating expenses are based on expenses incurred during the Fund's most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Fund's average net assets during the period. The expense ratios have been adjusted to reflect current fee schedules but have not been adjusted to reflect the Fund's assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund's assets are lower than the Fund's average net assets during the most recently completed fiscal year. In general, a fund's annual operating expenses will increase as the fund's assets decrease. Accordingly, the Fund's annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses limits the impact that any decrease in the Fund's assets will have on its total annual (net) operating expenses in the current fiscal year.

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                         CLASS A  CLASS B  CLASS R4
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)                                                          5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales (as a percentage
of offering price at time of purchase)                                    None(b)     5%     None


 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                             CLASS A  CLASS B  CLASS R4
Management fees                                                           0.35%    0.35%     0.35%
Distribution and/or service (12b-1) fees                                  0.25%    1.00%     0.00%
Other expenses(c)                                                         0.44%    0.45%     0.48%
Total annual fund operating expenses                                      1.04%    1.80%     0.83%
Fee waiver/expense reimbursement                                          0.31%    0.30%     0.25%
Total annual (net) fund operating expenses(d)                             0.73%    1.50%     0.58%


(a) This charge may be reduced depending on the value of your total investments in RiverSource Funds. See "Sales Charges."
(b) A 1% CDSC may be assessed on Class A shares sold without a sales charge within 18 months after purchase. See "Sales Charges."
(c) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, other nonadvisory expenses and a plan administration services fee (for Class R4). Other expenses may also include fees and expenses of affiliated and unaffiliated funds (acquired funds) which the Fund indirectly bears when it invests in the acquired funds. The impact of these acquired funds fees and expenses for the most recent fiscal period was less than 0.01%. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(d) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), will not exceed 0.73% for Class A, 1.50% for Class B and 0.58% for Class R4.


--------------------------------------------------------------------------------
S-6357-6 A (4/09)
* Valid until next prospectus update.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                        $645      $858     $1,089    $1,751
Class B                                                           $653(b)   $938(b)  $1,148(b) $1,895(c)
Class R4                                                          $ 59      $240     $  437    $1,006


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A(a)                                                        $645      $858     $1,089    $1,751
Class B                                                           $153      $538     $  948    $1,895(b)
Class R4                                                          $ 59      $240     $  437    $1,006


(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares one month after the completion of the eighth year of ownership.

S-6357-6 A (4/09)